Discontinued operations	12 Months Ended
Dec. 31, 2025
Disclosure of discontinued operations [abstract]
Discontinued operations
29. Discontinued operations
Discontinued operations include the operational results from the Sandoz generic pharmaceuticals and biosimilars division and certain corporate activities attributable to the Sandoz business, as well as certain other expenses related to the spin-off. Also included in 2023 is the IFRS Accounting Standards non-cash, non-taxable net gain on the distribution of Sandoz Group AG to Novartis AG shareholders (refer to Notes 1 and 2 for further details).
The Sandoz business operated in the off-patent medicines segment and specialized in the development, manufacturing, and marketing of generic pharmaceuticals and biosimilars. The Sandoz business was organized globally into two franchises: Generics and Biosimilars.
Net income from discontinued operations
(USD millions)	2023[1]

Net sales to third parties from discontinued operations	7 128

Sales to continuing segments	300

Net sales from discontinued operations	7 428

Other revenues	19

Cost of goods sold	-4 044

Gross profit from discontinued operations	3 403

Selling, general and administration	-1 728

Research and development	-671

Other income	56

Other expense	-795

Operating income from discontinued operations	265

Income from associated companies	2

Interest expense	-33

Other financial income and expense	-20

Income before taxes from discontinued operations	214

Income taxes [2]	208

Net income from discontinued operations before gain on distribution of Sandoz Group AG to Novartis AG shareholders	422

Gain on distribution of Sandoz Group AG to Novartis AG shareholders [3]	5 860

Net income from discontinued operations	6 282

[1] The net income from discontinued operations for 2023 is for the period from January 1, 2023, to the October 3, 2023, Distribution date.
[2] The tax rate in 2023 was impacted by non-recurring items such as tax benefits arising from intercompany transactions to effect the spin-off of the Sandoz business, net decreases in uncertain tax positions of the Sandoz business and the favorable settlement of a tax matter related to the Alcon business, which was spun-off in 2019. Excluding these impacts, the tax rate would have been 31.2% in 2023.

[3] See Note 2 for further details on the non-taxable, non-cash gain on distribution of Sandoz Group AG to Novartis AG shareholders.
Supplemental disclosures related to discontinued operations
Revenue
In addition to the elements of variable consideration listed in the revenue accounting policy described in Note 1, the Sandoz business granted shelf stock adjustments to customers to cover the inventory held by them at the time a price decline becomes effective. Revenue deduction provisions for shelf stock adjustments were recorded when the price decline was anticipated, based on the impact of the price decline on the customer’s estimated inventory levels.
Net income from discontinued operations
Included in net income from discontinued operations are:
(USD millions)	2023[1]

Interest income	2

Depreciation of property, plant and equipment	-144

Depreciation of right-of-use assets	-32

Amortization of intangible assets	-171

Impairment charges on property, plant and equipment	-5

Impairment charges on right-of-use assets	-8

Impairment charges on intangible assets	-44

Impairment reversals of property, plant and equipment	1

Additions to restructuring provisions	-27

Equity-based compensation expense related to Novartis equity-based participation plans	-60

[1] 2023 amounts are for the period from January 1, 2023, to the October 3, 2023, Distribution date.
In 2023 there were no reversals of impairment charges on right-of-use assets or on intangible assets of discontinued operations.
Net cash flows used in investing activities from discontinued operations
Net cash flows used in investing activities from discontinued operations include the investing activities of the Sandoz business. In 2023, other cash flows used in investing activities, net, include cash outflows of USD 22 million for the acquisitions and divestments of businesses, net.
(USD millions)	2023

Payments out of provision for transaction cost attributable to the spin-off of the Sandoz business	-52

Derecognized cash and cash equivalents attributable to the spin-off of the Sandoz business	-686

Other cash flows used in investing activities, net	-385

Net cash flows used in investing activities from discontinued operations	-1 123

Net cash flows from financing activities from discontinued operations
In 2023, the net cash inflows from financing activities from discontinued operations of USD 3.3 billion were mainly driven by USD 3.6 billion cash inflows from bank borrowings (including the USD 3.3 billion Sandoz business borrowings from a group of banks on September 28, 2023) in connection with the Distribution (spin-off) of the Sandoz business to Novartis AG shareholders, partly offset by transaction cost payments of USD 0.2 billion directly attributable to the Distribution (spin-off) of the Sandoz business (see Notes 1 and 2).
For additional information related to the October 3, 2023 Distribution (spin-off) of the Sandoz business to Novartis AG shareholders, effected through a dividend in kind distribution of Sandoz Group AG shares to Novartis AG shareholders and ADR holders, refer to Note 1 and Note 2.